OFFICE BUILDING LEASE AGREEMENT
                             BASIC LEASE INFORMATION


Lease Date:                         July 1, 2002
----------
Tenant:                             IDX Information Systems Corporation
------
Tenant's Address:                   1400 IDX Drive
----------------
                                    P.O. Box 1070    South Burlington, VT  05403

Contact:                            Peter Smichenko, Director Facilities
-------
Landlord:                           4901 LBJ Limited Partnership
--------
Landlord's Address:                 1400 IDX Drive
------------------
                                    P.O. Box 1070

                                    South Burlington, VT  05403

Contact:                            John A. Kane, Partner
-------
Premises:                           Suite No. 200, being the second, third and
--------                            fourth floors in the office building known
                                    as 4901 LBJ Freeway, Farmers Branch, Dallas
                                    County, Texas (the "Building", located at
                                    4901 LBJ Freeway, Farmers Branch, Texas (the
                                    "Land"). The Premises are outlined on the plan attached to the Lease as Exhibit "A", and shall be deemed to contain approximately
                                    32,432 square feet of Rentable Area (as
                                    hereinafter defined).


Term:                               Sixty (60) months, commencing July 1, 2002
----                                and ending  June 30,  2007 (60)  months
                                    thereafter, subject to adjustment and
                                    earlier termination as provided in the
                                    Lease.

Basic Rental:                       Basic  Rental  at a rate per square  foot of
------------                        Rental  Area  (RSF) per  year,  payable  in
                                    monthly installments, and subject to
                                    escalations (if any), as follows:


                                    Months      Annual Basic      Monthly
                                                Rental Rate       Installment

                                    60          $17.00 (RSF)      $45,945

Expense Stop:                       Base Year for the  determination of the
-----------                         Expense Stop (used to calculate  Excess
                                    Operating  Expense) shall be Calendar  Year
                                    2002.  See  Section 4 of Office  Building
                                    Lease  Agreement  (the  "Lease") signed by
                                    Tenant.




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Excess Operating
Expenses:                           Defined in Section 4 of the Office Building
--------                            Lease Agreement signed by Tenant.

Security Deposit:                   [Waived]
----------------

Permitted use:                      Office Use and Uses Ancilliary to its Office
-------------                       Occupancy

Tenant's Proportionate
Share:                              77.33%,  which is the percentage obtained by
-----                               dividing (i) the 32,432 square feet of
                                    Agreed Rentable Area in the  Premises  by
                                    (ii) the total  41,941  square  feet of the
                                    Agreed  Rentable  Area in the Building.
Appurtenant
Facilities:                         The parking areas, driveways, landscaping,
----------                          sidewalks, and other facilities now or
                                    hereafter located on the Land (other than the Building) which are used in connection with operation of the Building.

Broker:                             None
------

Guarantor:                          None
---------

Tenant Improvement
Allowance:                          $5 per Agreed Rentable Area in the Premises,
---------                           as set forth in Section D of Exhibit "C" of
                                    the Lease.

Restroom Upgrade:                   As set forth in Section 7(e) of the Lease.
----------------

Antenna License:                    As set forth in Section 2 of the Lease.
---------------

Exterior Signage:                   As set forth in Section 24(u) of the Lease.
----------------

Right of First Offer:               On first floor space, as set forth in
--------------------                Exhibit "F" of the Lease.

Expansion Option:                   On first floor space, as set forth in .
----------------                    Exhibit "F" of the Lease

THE FOREGOING BASIC LEASE INFORMATION IS INCORPORATED INTO AND MADE A PART OF THE LEASE, BUT DOES NOT CONSTITUTE THE ENTIRE LEASE. TENANT ACKNOWLEDGES THAT IT HAS READ ALL OF THE PROVISIONS CONTAINED IN THE ENTIRE LEASE AND ALL EXHIBITS WHICH ARE A PART THEREOF AND AGREES THAT THIS LEASE, INCLUDING THE BASIC LEASE INFORMATION AND ALL EXHIBITS, REFLECTS THE ENTIRE UNDERSTANDING AND REASONABLE EXPECTATIONS OF LANDLORD AND TENANT REGARDING THE PREMISES. TENANT ALSO ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO REVIEW THIS LEASE PRIOR TO EXECUTING WITH LEGAL COUNSEL AND SUCH OTHER ADVISORS AS TENANT DEEMS APPROPRIATE. IN THE EVENT ANY CONFLICT EXISTS BETWEEN ANY BASIC LEASE INFORMATION AND THE LEASE, THEN THE LEASE SHALL CONTROL.




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LANDLORD:                                   TENANT:


4901 LBJ Limited Partnership                IDX Information Systems Corporation

By: /S/ JOHN A. KANE                        By: /S/ JOHN A. KANE
   ---------------------------------           ---------------------------------
Printed Name: John A. Kane                  Printed Name:  John A. Kane
             -----------------------                     -----------------------
Title:  Treasurer & V.P.                    Title: Sr. V.P. & Treasurer
      -----------------------------               ------------------------------



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                                TABLE OF CONTENTS

1.    DEFINITIONS AND BASIC PROVISIONS:.......................................1
   a.    Basic Lease Information..............................................1
   b.    Agreed Rentable Area.................................................1

2.    LEASE GRANT.............................................................1

3.    TERM....................................................................1

4.    RENT....................................................................2
   a.    Payment..............................................................2
   b.    Operating Expense Escalator..........................................2
   c.    Operating Expenses...................................................2
   d.    Adjustment...........................................................4
   e.    Gross-Up.............................................................4
   f.    Direct Taxes.........................................................4
   g.    Tenant Audit.........................................................4
   h.    Survivability of Obligations.........................................5

5.    DELINQUENT PAYMENT; LATE CHARGES........................................5

6.    SECURITY DEPOSIT........................................................5

7.    LANDLORD'S OBLIGATIONS..................................................5
   a.    Service..............................................................5
   b.    Excess Utility Use...................................................6
   c.    Discontinuance.......................................................6
   d.    Restoration of Services; Abatement...................................6
   e.    Restroom Upgrade.....................................................6

8.    IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE.........................7
   a.    Improvements, Alterations............................................7
   b.    Repairs; Maintenance.................................................7
   c.    Performance of Work..................................................7
   d.    Mechanic's Liens.....................................................8

9.    USE.....................................................................8
   a.    Permitted Use/Compliance with Laws...................................8
   b.    Hazardous Materials..................................................8

10.   ASSIGNMENT AND SUBLETTING...............................................9
   a.    Assignment or Sublease...............................................9
   b.    Consent..............................................................9
   c.    Additional Compensation..............................................10
   d.    Continued Liability..................................................10
   e.    Transfer of Controlling Interest.....................................10

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11.   INSURANCE; WAIVERS, SUBROGATION; INDEMNITY..............................10
   a.    Insurance............................................................10
   b.    Waiver; No Subrogation...............................................10
   c.    Indemnity............................................................11

12.   SUBORDINATION; ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE...............11
   a.    Subordination and Attornment.........................................11
   c.    Notice to Landlord's Mortgagee.......................................11
   d.    Certificates Requested by Landlord's Mortgagee.......................12

13.   RULES AND REGULATIONS...................................................12

14.   CONDEMNATION............................................................12

15.   FIRE OR OTHER CASUALTY..................................................12
   a.    Repair Estimate......................................................12
   b.    Landlord's and Tenant's Rights.......................................12
   c.    Landlord's Rights....................................................13
   d.    Repair Obligation....................................................13

16.   TAXES...................................................................13

17.   EVENTS OF DEFAULT.......................................................13

18.   REMEDIES................................................................14

19.   PAYMENT BY TENANT; NON-WAIVER...........................................15
   a.    Payment by Tenant....................................................15
   b.    No Waiver............................................................15

20.   LANDLORD'S LIEN.........................................................15

21.   SURRENDER OF PREMISES...................................................16

22.   HOLDOVER................................................................16

23.   CERTAIN RIGHTS RESERVED BY LANDLORD.....................................16

24.   MISCELLANEOUS...........................................................17
   a.    Landlord Transfer....................................................17
   b.    Landlord's Default and Liability.....................................17
   c.    Force Majeure........................................................17
   d.    Criminal Acts of Third Parties.......................................17
   e.    Relocation...........................................................18
   f.    Brokerage............................................................18
   g.    Estoppel Certificates................................................18
   h.    Notices..............................................................18
   i.    Severability.........................................................18

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   j.    Amendments and Binding Effect........................................18
   k.    Quiet Enjoyment......................................................19
   l.    Joint and Several Liability..........................................19
   m.    Captions.............................................................19
   n.    No Merger............................................................19
   o.    No Offer.............................................................19
   p.    No Rights to Use of Building Name....................................19
   q.    Time of Essence......................................................19
   r.    Authority of Parties.................................................19
   s.    Governing Law........................................................19
   t.    Exhibits.............................................................19
   u.    Signage..............................................................20

25.   SPECIAL PROVISIONS......................................................20

26.   DISCLAIMER OF IMPLIED WARRANTY..........................................20

27.   REPRESENTATION AND WARRANTIES...........................................20
   a.    Of Landlord..........................................................20
   b.    Of Tenant............................................................21

EXHIBITS:

EXHIBIT "A":      OUTLINE OF PREMISES & LEGAL DESCRIPTION OF THE LAND
EXHIBIT "B":      BUILDING RULES AND REGULATIONS
EXHIBIT "C":      TENANT FINISH-WORK PLANS
EXHIBIT "D":      PARKING
EXHIBIT "E":      RENEWAL OPTIONS
EXHIBIT "F":      RIGHT OF FIRST OFFER AND EXPANSION OPTION
EXHIBIT "G":      JANITORIAL SPECIFICATIONS
EXHIBIT "H":      FORM OF SECRETARY'S CERTIFICATE
EXHIBIT "I":      EXAMPLE OF ACCEPTABLE EXTERIOR SIGNAGE

                         OFFICE BUILDING LEASE AGREEMENT

         THIS OFFICE BUILDING LEASE AGREEMENT (the "Lease") is executed on the date(s) set forth in the signature lines below, to be effective as of the 1st day of July, 2002, between 4901 LBJ Limited Partnership as "Landlord," and IDX Information Systems Corporation, as "Tenant."

1.       DEFINITIONS AND BASIC PROVISIONS:

         a. BASIC LEASE INFORMATION. The definitions and basic provisions set forth in the Basic Lease Information (the "Basic Lease Information") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes.

         b. AGREED RENTABLE AREA. The Agreed Rentable Area of the Premises is hereby stipulated to be the "Agreed Rentable Area of the Premises" set forth in the Basic Lease Information, irrespective of whether the same should be more or less as a result of minor variations from the construction of Tenant's improvements. The Agreed Rentable Area of the Building is hereby stipulated to be the "Agreed Rentable Area of the Building" set forth in the Basic Lease Information, irrespective of whether the same should be more or less as a result of minor variations resulting from actual construction or repair of the Building. In the event that additional rentable area is added to the Premises, the measurement thereof shall be performed in accordance with the Standard Method for Measuring Floor Area in Office Buildings, as promulgated by the Building Owners and Managers Association.

2.       LEASE GRANT:

         Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises. In addition, Tenant shall have the non-exclusive right, along with Landlord and all other tenants in the Building, and their invitees, to use areas designated by Landlord to be the common areas in the Building and the Appurtenant Facilities, except any portions thereof designated for the use of specific tenants. Landlord also grants to Tenant a license to place one antenna on the roof of the Building, for uses ancillary to its business. The placement of the antenna shall be subject to prior coordination with Landlord and is subject to reasonable rules and regulations established by Landlord.

3.       TERM:

         If the Commencement Date is not the first day of a calendar month, then the Term shall be extended by the time between the Commencement Date and the first day of the next month. In the event Tenant occupies the Premises prior to the scheduled Commencement Date, the Commencement Date shall be defined as the date such occupancy commences. Tenant's obligation to pay Rent hereunder shall commence as of the Commencement Date as herein defined. By occupying the Premises, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy. Landlord shall have the right, but not the obligation, to deliver to Tenant a letter (the "Confirmation Letter") confirming (i) the Commencement Date, (ii) that Tenant has accepted the Premises, and (iii) that Landlord has performed all of its obligations, if any, with respect to the condition of the Premises (except for punch-list items specified in such Confirmation Letter). All information set forth in the Confirmation Letter shall be deemed correct and binding on both Landlord and Tenant, unless Tenant objects to any such information in writing to Landlord within ten (10) days of Tenant's receipt of the Confirmation Letter. If requested by Landlord, Tenant shall execute and deliver to Landlord, within ten

(10) days after Landlord has requested same, a copy of the Confirmation Letter, although Tenant's failure to execute or deliver the same shall not limit the binding nature thereof if Tenant fails to object in writing to any information set forth therein within the time period provided in this Section 3.

4.       RENT:

         a. PAYMENT. Tenant shall timely pay to Landlord the Basic Rental and all additional sums to be paid by Tenant to Landlord under this Lease, including the amounts set forth in Section 4b., without notice, demand, counterclaim, set-off or abatement, at Landlord's Address (or such other address as Landlord may from time to time designate in writing to Tenant). Basic Rental adjustment as herein provided, shall be payable monthly in advance. The first monthly installment of Basic Rental shall be payable contemporaneously with the execution of this Lease, and a like monthly installment of Basic Rental shall be due on the first day of the second full calendar month during the Term. Basic Rental for any fractional month at the beginning of the Term shall be prorated and shall be due on the Commencement Date.

         b. OPERATING EXPENSE ESCALATOR. Tenant shall pay an amount equal to the excess ("Excess Operating Expense") of Tenant's Proportionate Share of the actual Operating Expenses for each calendar year or part thereof during the Term, over the Base Year Expense Stop. Base Year for the determination of the Expense Stop is calculated by determining the actual Operating Expenses for the period between January 1 and December 31 of the year 2002. Landlord may make a good faith estimate of the Excess Operating Expense to be due by Tenant beginning on the first day of the first Calendar Year, and, unless Landlord delivers to Tenant a revision of the estimated Excess Operating Expense, Tenant shall pay to Landlord, on the first day of each calendar month, beginning January 1st of the first year of the lease term, an amount equal to the estimated Excess Operating Expense for such upcoming month during the Term. Landlord may collect such amount in a lump sum, to be due within 30 days after Landlord furnishes to Tenant the annual statement of actual Operating Expenses. From time to time during any Lease Year occurring after the First Lease Year, Landlord may estimate and re-estimate the Excess Operating Expense to be due by Tenant for that Lease Year and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Excess Operating Expense payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the Lease Year in question, Tenant shall have paid all of the Excess Operating Expense as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment pursuant to Section 4d. when actual Operating Expenses are available for such Lease Year.

         c. OPERATING EXPENSES. For the purposes of this Section 4, the term "Operating Expenses" shall mean all expenses and disbursements of every kind (subject to the limitations set forth below) which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, and maintenance of the Building and Appurtenant Facilities, determined in accordance with generally accepted federal income tax basis accounting principles consistently applied, including, but not limited to, the following:

                  i. Reasonable wages and salaries (including management fees) of all employees engaged in the operation, repair, maintenance, and security of the Building and Appurtenant Facilities, including taxes, insurance and benefits relating thereto:

                  ii.    All  tools,  equipment,  supplies  and  materials  used
solely  in  the  operation,   maintenance,  repair, replacement, and security of
the Building and Appurtenant Facilities;

                  iii. Annual cost of all capital improvements and replacements made to the Building and Appurtenant Facilities which although capital in nature can reasonably be expected to reduce the normal operating costs of the Building and Appurtenant Facilities, as well as all capital improvements made in order to comply with any law hereafter promulgated by any governmental authority relating to energy, conservation, public safety or security, as amortized over the greater of the useful economic life of such improvements as determined by Landlord in its reasonable discretion (without regard to the period over which the improvements may be depreciated or amortized for federal income tax purposes);

                  iv. Costs of all standard utilities for the Building and Appurtenant Facilities, including costs of water, sewer and power for heating, lighting, air condition and ventilating (excluding those costs billed to specific tenants);

                  v. Costs of any insurance applicable to the Building and Appurtenant Facilities and Landlord's personal property used in connection therewith;

                  vi. All taxes and assessments and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building, the Land and the Appurtenant Facilities (or the operation or leasing thereof), including without limitation, any gross revenue tax, sales tax, excise tax, value-added tax, or similar tax; excluding however, Direct Taxes (as defined in Paragraph 4f. hereof), federal and state taxes on income (collectively, "Taxes"); if the present method of taxation changes so that in lieu of the whole or any part of any Taxes levied on the Land, Building or Appurtenant Facilities, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charges based, in whole or in part, upon such rents for the Building or Appurtenant Facilities, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included with the term "Taxes" for the purposes hereof;

                  vii. Costs of repairs and general maintenance of the Building and Appurtenant Facilities;

                  viii. Costs of service or maintenance contracts with independent contractors for the operation, maintenance, repair, or security of the Building and Appurtenant Facilities (including, without limitation, alarm service, window cleaning, and elevator maintenance;

                  ix.    Costs of consulting, accounting and legal services.

         There are specifically excluded from the definition of the term "Operating Expenses" costs (1) for capital improvements made to the Building, other than capital improvements described in subparagraph (iii) above and except for items which though capital for accounting purposes, are properly considered maintenance and repair items such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (2) for repair, replacements and general maintenance paid by the proceeds of insurance or by the Tenant or other third parties, and alterations attributed solely to tenants of the Building other than Tenant; (3) for interest, amortization or other payments on loans to Landlord; (4) for depreciation and amortization of the Building; (5) for leasing commissions; (6) for renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (7) for correcting defects in the construction of the Building and Appurtenant Facilities; and (8) for federal income taxes imposed on or measured by the income of Landlord from the operation of the Building. Tenant, at Tenant's sole cost and expense, shall have the right to audit Landlord's books and records relating to Operating Expenses and Landlord agrees to make available to Tenant upon at least ten (10) days prior

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written notice from Tenant to Landlord, its books and records relevant to such an audit.

         d. ADJUSTMENT. The annual cost statement shall include a statement of Landlord's actual Operating Expenses for the previous year adjusted as provided in Section 4e. If the annual cost statement reveals that Tenant paid more for Operating Expenses than the actual Excess Operating Expense in the year for which such statement was prepared, then Landlord, at its option, shall credit against Excess Operating Expenses next month or reimburse Tenant for such excess if Lease is terminated; likewise, if Tenant paid less than the actual Excess Operating Expense, then Tenant shall pay Landlord such deficiency within thirty (30) days after delivery of such annual cost statement.

         e. GROSS-UP. With respect to any calendar year or partial calendar year in which 95% of the Rentable Area of the Building is not occupied, the Operating Expenses for such period that vary with occupancy may, at Landlord's option in its sole discretion, for the purposes hereof, be increased to the amount which would have been incurred had 95% of the entire Rentable Area of the Building been occupied, based on good faith estimates made by Landlord and the management company managing the Building.

         f. DIRECT TAXES. At the same time and in the same manner as the payment of Basic Rental hereunder, Tenant shall pay any gross revenue tax, sales tax, excise tax, value-added tax, privilege tax, or similar tax imposed by any government or governmental agency upon Tenant or Landlord on account of the Lease or the payment of Rent hereunder ("Direct Taxes").

        g. TENANT AUDIT. Tenant shall have the right to perform, no more than once in any calendar year, an annual audit on Landlord's books and records which reflect Operating Expenses to verify Landlord's calculation of actual Operating Expenses for the prior calendar year, provided that (i) such audit shall be commenced, if at all, on or before one hundred eighty (180) days after the receipt of the annual statement of actual Operating Expenses from Landlord,
(ii) such audit shall be performed during Landlord's normal business hours, at the place where Landlord maintains its records (or such other place as Landlord shall deliver the appropriate records) and only after Landlord has received thirty (30) days prior written notice, (iii) such audit shall be conducted by a certified public accountant reasonably acceptable to Landlord, and such audit services shall not be provided on a contingency fee basis, (iv) the auditor's report reflecting the results of such audit shall be promptly delivered to Landlord, (v) such audit and/or inspection shall commence within thirty (30) days after Landlord makes such books and records available to Tenant's auditor and thereafter proceed reasonably to conclusion, (vi) such audit and/or inspection shall not unreasonably interfere with the conduct of Landlord's business, and (vii) both Tenant and the accounting firm conducting the audit and/or inspection shall execute a confidentiality agreement for the benefit of Landlord, in the form reasonably requested by Landlord, prior to the commencement of the audit or inspection. This paragraph shall not be construed to limit or abate Tenant's obligation to pay the Operating Expenses when due as set forth in this Lease. If such audit conducted by Tenant discloses that Tenant has overpaid Operating Expenses, then, after verification of such audit by Landlord or by accountants selected by Landlord, any overpayment shall be refunded to Tenant (so long as Tenant is not then in default of any of the terms of this Lease, in which event such overpayment shall be applied against any amount Tenant owes as a result of such default) within thirty (30) days after the verification of the audit. Failure by Tenant to contest or dispute the allocation of Operating Expenses within the time period set forth above for performance of an audit (a) shall be deemed a waiver of the applicable audit or dispute right and any right to contest the Operating Expenses for the applicable calendar year; and (b) shall be deemed acceptance of the Operating Expenses charges as submitted to and reviewed by Tenant. In the event the audit reveals that Landlord has overstated Operating Expenses by in excess of four percent (4%), Landlord shall reimburse Tenant for the cost of the audit. The foregoing provisions shall survive termination or expiration of the Lease.

         h. Survivability of Obligations. All obligations of Tenant to pay Rent accrued prior to termination of the Lease shall survive such termination.

5.       DELINQUENT PAYMENT; LATE CHARGES:

         All Rent to be paid by Tenant to Landlord shall be in lawful money of the United States of America and shall be paid without deduction or offset, prior notice or demand, at the address set forth in the Basic Lease Information, or at such other places as may be designated from time to time by Landlord. In the event a check is submitted by Tenant for payment, and is returned for insufficient funds, a $25.00 handling fee will be assessed by Landlord. If thereafter a second check is returned for insufficient funds, another handling fee in the amount of $50.00 will be assessed, and all future payments thereafter must be made in cash or cashier's or certified check. In the event any Rent is not received within 10 days after it is due for any reason whatsoever, then in addition to the past due amount Tenant shall pay to Landlord interest on the Rent then past due at a rate equal to the lesser of (i) 18% per annum, or (ii) the maximum contractual rate which could legally be charged in the event of a loan of such Rent to Tenant, such interest to accrue continuously on any unpaid balance due to Landlord by Tenant during the period commencing with the Rent due and terminating with the date on which Tenant makes full payment of all amounts owing to Landlord at the time of said payment. Any such interest payment shall be payable as additional Rent under this Lease and shall be payable immediately on demand. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum lawful contract rate of interest.

6.       SECURITY DEPOSIT:  [Intentionally omitted.]

7.       LANDLORD'S OBLIGATIONS:

         a. SERVICE. Provided no Event of Default exists by Tenant, Landlord shall use reasonable efforts to furnish to Tenant (1) water (hot and cold) at those points of supply provided for general use of tenants of the Building; (ii) heated and refrigerated air conditioning as appropriate, at such times as Landlord normally furnishes these services to all tenants of the Building, and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard; and on such other days or after business hours periods as Tenant requires provided Tenant shall be charged for heating and air conditioning on such other days or after business hours periods at an initial rate of $50.00 per hour of use, to be increased from time to time by the amounts, if any, that Landlord's costs of providing such services are increased by the respective utility companies; (iii) janitorial service to the Premises on weekdays other than holidays for Building-standard installations pursuant to the Janitorial Specifications set forth in Exhibit "G" attached hereto (Landlord reserves the right to bill Tenant separately for janitorial services which are not described on said Janitorial Specifications) and such window washing as may from time to time in Landlord's judgment be reasonably required; (iv) elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of elevators to be in operation at times other than during normal business hours and on holidays; (v) replacement of Building-standard light bulbs and florescent tubes; and (vi) electrical current during normal business hours other than for computers, electronic data processing equipment, special lighting, and equipment that requires more than 120 volts single phase, or other equipment whose electrical consumption exceeds normal office usage. Landlord shall maintain the common areas of the Building in reasonably good order and condition, except for damage occasioned by Tenant, or its employees, agents or invitees. If Tenant desires any of the services specified in this Section 7a. at any time other than times herein designated (or as specified as normal business hours in the rules and regulations attached hereto), Landlord shall supply such services to Tenant upon the written request of Tenant delivered to Landlord before 1:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord the cost of such services within ten days after Landlord has delivered to Tenant an invoice therefor.

         b. EXCESS UTILITY USE. If Tenant's requirements for or consumption of electricity exceed the electricity to be provided by Landlord as described in
Section 7a., Landlord shall, at Tenant's expense, make reasonable efforts to supply such service through the then-existing feeders and risers serving the Building and the Premises, and Tenant shall pay to Landlord the cost of such service within ten days after Landlord has delivered to Tenant an invoice therefor. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts or otherwise exceeding Building capacity unless approved in advance by Landlord. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's sole and absolute judgment, the same are necessary and shall not cause permanent damage or injury to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment (other than general office machines, excluding computers and electronic data processing equipment) in the Premises which require additional air conditioning capacity above that provided by the Building standard system, Tenant shall pay the costs of additional air conditioning installation and operating costs; provided that the installation of any additional air conditioning shall be subject to Section 8a.

         c. DISCONTINUANCE. Landlord's obligation to furnish utility services under Section 7a. shall be subject to the rules and regulations of the supplier of such services and governmental rules and regulations. Landlord may, upon not less than thirty (30) days prior written notice to Tenant, discontinue any such services to the premises, provided Landlord first arranges for a direct connection thereof through the supplier of such service. Tenant shall, however, be responsible for contracting with the supplier of such services and for paying all deposits for and costs relating to such services.

         d. RESTORATION OF SERVICES; ABATEMENT. Landlord shall use commercially reasonable efforts to restore any service that becomes interrupted; however, such interruption shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or entitle Tenant to any abatement of Tenant's obligation hereunder, including but not limited to Tenant's obligation to pay rent.

         e. RESTROOM UPGRADE. Between the first and third anniversary of the commencement of this Lease, Landlord will remodel the restrooms on Floors 2, 3 and 4 of the Building in a good faith effort to comply with the current standards of accessibility set forth in the Americans with Disabilities Act.

8.       IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE.

         a. IMPROVEMENTS, ALTERATIONS. Except as otherwise specified in the Lease or in any Exhibit hereto, improvements to the Premises shall be installed at the expense of Tenant only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord. After the initial Tenant improvements are made (if any), no alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that so long as Tenant gives Landlord prior written notice thereof, Landlord's consent and approval shall not be required for any improvements or alterations which are non-structural and cosmetic in nature and that cost less than $5,000.00 per full floor of the Premises in the aggregate in any calendar year. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. All alterations, additions, or improvements, (whether temporary or permanent in character, and including without limitation all air-conditioning equipment and all other equipment that is in any manner connected to the Building's plumbing system) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property at the end of the Term and shall remain on the Premises without compensation to Tenant; provided, however that if Tenant is not then in default hereunder and Tenant repairs any damage caused by such removal, Tenant may remove its trade fixtures at the end of the Term. Upon approving any improvement or alteration, Landlord shall also advise Tenant as to whether it will require Tenant to remove such alteration or improvement at the termination or expiration of this Lease. Approval by Landlord of any of Tenant's drawings and plans and specifications prepared in connection with any improvements in the Premises shall not constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as required hereunder.

         b. REPAIRS; MAINTENANCE. Tenant shall maintain the Premises in a clean, safe, operable, attractive condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Landlord shall, at its own expense (but subject to Landlord's right of reimbursement, in accordance with Section 4 of this Lease, for maintenance expenses constituting Operating Expenses), maintain the exterior walls and the structure, electrical, plumbing and mechanical systems of the Building provided that Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building or any of its systems caused solely by Tenant or Tenant's agents, contractors, or invitees. If Tenant fails to make such repairs or replacement within 15 days after the occurrence of such damage, then Landlord may make the same at Tenant's cost, and shall be payable to Landlord within ten days after Landlord has delivered to Tenant an invoice therefore.

         c. PERFORMANCE OF WORK. All work described in this Section 8 shall be performed only by contractors and subcontractors approved in writing by Landlord which consent shall not be unreasonably withheld or delayed. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage against such risks, in such amounts, and with such companies as Landlord may reasonably acquire, and to procure payment and performance bonds reasonably satisfactory to Landlord covering the cost of the work. All such work shall be performed in accordance with all legal requirements and in a good and workmanlike manner so as not to damage the Premises, the primary structure or structural qualities of the Building, or plumbing, electrical lines, or other utility transmission facility.

         d. MECHANIC'S LIENS. Tenant shall not permit any mechanic's liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten days after Landlord has delivered notice of the filing to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant elects to contest such lien and if a statutory proceeding exists for the release of the lien by the posting of a bond, Tenant shall immediately proceed to obtain a release of said lien in accordance with such statute. If Tenant fails either to timely pay the lien amount or diligently contest such lien and deliver the required bond or security, then Landlord may pay the lien claim without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has delivered to Tenant an invoice therefore. Nothing contained in this Lease will be deemed the contest or agreement of Landlord, nor shall Tenant be deemed to have any authority, to subject Landlord's interest in the Premises or the Building to the imposition of any lien, or otherwise to liability, under any mechanics' or other lien law.

9.       USE:

         a. PERMITTED USE/COMPLIANCE WITH LAWS. Tenant shall continuously occupy and use the Premises only for the Permitted Use and shall comply with all laws, orders, rules and regulations relating to the use, condition, and occupancy of the Premises. Tenant shall comply with any direction of any governmental authority having jurisdiction over the Premises, which shall by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or the occupancy thereof. Tenant shall not do or permit anything to be done which would invalidate or increase the cost of any fire, extended coverage, or any other insurance policy covering the Building. Notwithstanding the foregoing and without limiting the remedies of Landlord for a violation of the provision of this Section 9a. Tenant shall promptly, upon demand reimburse Landlord for the full amount of any additional premium charged for such policy by reason of Tenant's failure to comply with the provision of this Section 9a. Tenant shall not in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or use or allow the Premises to be used for any illegal purpose nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises.

         b. HAZARDOUS MATERIALS. The Premises shall not be used for any use which creates extraordinary fire hazards or results in an increased rate of insurance on the Building or its contents or the storage of any Hazardous Material (as defined below). Without limiting the foregoing, Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises or Building or Appurtenant Facilities or the Land by Tenant, its employees, agents, contractors or invitees which would have a material adverse effect on the Building. As used herein, the term "Hazardous Material" shall mean any hazardous or toxic substance, material or waste, including but not limited to, those substances, materials and wastes now or hereafter listed in the United States Department of Transportation Hazardous Materials Table or by the Environmental Protection Agency as hazardous substances, or such substances, materials and wastes that are or become regulated under any applicable federal, state or local law, other than such substances, materials and waste that are used, treated, stored or disposed of in normal quantities that are consistent with the uses of the Premises for office and related uses, provided all such actions are in accordance with all federal, state and local statutes, rules, regulations and laws. Tenant expressly covenants that Tenant will advise Landlord immediately upon learning that a Hazardous Material has been brought upon the Premises or Building or Appurtenant Facilities or the

Land, whether or not caused or permitted by Tenant and regardless of who shall have brought such Hazardous Materials thereon. If Tenant permits any Hazardous Materials to be brought upon, kept or used in or about the Premises or Building or Appurtenant Facilities or the Land, then Tenant shall take all steps reasonably necessary to safeguard against their discharge and Tenant shall indemnify, defend and hold Landlord harmless for any and all material claims, judgments, damages, penalties, fines, costs, liabilities or losses, including but not limited to, diminution in value of the Premises, or Building or Appurtenant Facilities or the Land, damages for loss or restriction on use of rentable or usable space or of any amenity in the Premises or Building or Appurtenant Facilities or the Land, damages arising from adverse impact on marketing the Premises or Building or Appurtenant Facilities or the Land, and sums paid in settlement of claims, attorneys' fees, consulting fees and expert fees, which solely arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes but is not limited to costs incurred in connection with any investigation of sight conditions or clean-up, remedial removal or restoration work required by any federal, state or local government agency or political subdivision because of Hazardous Material present in the Premises or Building or Appurtenant Facilities or the Land, or the soil, or ground water on which the Building is located. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises or Building or Appurtenant Facilities or the Land caused or permitted by Tenant result in any contamination of the Premises or Building or Appurtenant Facilities or the Land, Tenant shall, upon request by Landlord, promptly take all actions at its sole expense that are necessary to return the Premises or Building or Appurtenant Facilities or the Land to the condition existing prior the introduction or exposure of any Hazardous Materials in the Premises or Building or Appurtenant Facilities or the Land. The indemnity provision set forth in this Section 9b. shall survive termination or expiration of this Lease.

10.      ASSIGNMENT AND SUBLETTING:

         a. ASSIGNMENT OR SUBLEASE. Tenant shall not assign the Lease or sublet the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any attempted assignment or sublease by Tenant in violation of the terms and conditions of this paragraph shall be void and of no effect. If Tenant desires to assign this Lease or sublet the Premises or any part thereof, Tenant shall deliver to Landlord written notice thereof (together with all the terms of the proposed assignment or sublease, the identity of the proposed transferee and sufficient financial information regarding the proposed transferee to permit Landlord to evaluate the creditworthiness thereof) at least 30 days in advance of the date on which Tenant desires to make such assignment or sublease. Landlord shall have 7 days following receipt of such notice and information within which to notify Tenant in writing that Landlord elects to (i) permit Tenant to assign this Lease or sublet such space; (ii) refuse to consent to such assignment or sublease and to continue this Lease in full force and effect as to the entire Premises, or
(iii) terminate this Lease, if Tenant desires to sublet all of the Premises or terminate this Lease only as to the proposed subleased space, if the proposed subleased space is less than the entire Premises. If Landlord fails to notify Tenant of its election within such 7 day period, Landlord shall be deemed to have elected option (ii) above.

         b. CONSENT. The consent by Landlord to a particular assignment or sublease shall not be deemed a consent to any other assignment or sublease. If Landlord consents to a proposed assignment or sublease, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligation under this Lease that are properly allocable to the space subject to the assignment or sublease, and only to the extent of the rent it has agreed to pay Tenant therefor.

         c. ADDITIONAL COMPENSATION. Tenant shall pay Landlord, immediately upon receipt thereof, fifty percent (50%) all compensation received by Tenant (net of reasonable out of pocket expenses including commissions and tenant improvements) for an assignment or sublease that exceeds the Rent allocable to the portion of the Premises covered thereby.

         d. CONTINUED LIABILITY. Tenant shall, despite any permitted assignment or sublease, remain directly and primarily liable for the performance of all the covenants, duties, and obligations of Tenant hereunder, and Landlord shall be permitted to enforce the provisions of this Lease against Tenant or any assignee or sublessee without demand upon or proceeding in any way against any other person.

         e. TRANSFER OF CONTROLLING INTEREST. If Tenant is not a public company that is registered on a national stock exchange or that is required to register its stock with the Securities and Exchange Commission under Section 12(g) of the Securities and Exchange Act of 1934, then any change in a majority of the voting rights or other controlling rights or interests of Tenant shall be deemed an assignment for the purposes hereof.

11.      INSURANCE; WAIVERS, SUBROGATION; INDEMNITY:

         a. INSURANCE. Tenant shall at its expense procure and maintain throughout the Term the following insurance policies: (i) comprehensive general liability insurance in amounts of not less than a combined single limit of $1,000,000.00, insuring Tenant, Landlord, and Landlord's agents against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, Building, Appurtenant Facilities or Land, (ii) contractual liability insurance coverage sufficient to cover Tenant's indemnity obligations hereunder, (iii) if Tenant operates owned, leased, hired or non-owned vehicles on the Premises, comprehensive automobile liability insurance at a limit of liability not less than $1,000,000.00 combined bodily injury and property damages, (iv) insurance covering the full value of Tenant's property and improvements, and other property (including property of others), in the Premises and, (v) Business Interruption Insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverage required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord. Tenant may carry such insurance under a blanket policy, provided such insurance has a landlord's protective liability endorsement attached thereto. If Tenant fails to procure and maintain said insurance, Landlord may, but shall not be required to procure and maintain same, but at the expense of Tenant. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days prior written notice to Landlord.

         b. WAIVER; NO SUBROGATION. Landlord shall not be liable to Tenant or those claiming by, through, or under Tenant for any injury to or death of any person or persons or the damage to or theft, destruction, loss, or loss of use of any property (a "Loss") caused by casualty, theft, fire, or third parties, or by any other matter beyond the reasonable control of Landlord, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any other cause, except if such Loss is caused by Landlord's gross negligence or willful misconduct. Tenant waives any claim it might have against Landlord for any damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured against under the terms hereof, regardless of whether the negligence or fault of the other party caused such loss. Tenant shall cause its property insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the Landlord.

         c. INDEMNITY. Subject to Section 11b., Tenant shall defend, indemnify, and hold harmless Landlord and its partners, officers, employees and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including reasonable attorneys' fees) for any Loss arising from Tenant's failure to perform its obligations under this Lease (other than a Loss arising from the sole or gross negligence of Landlord or its agents), even though caused or alleged to be caused by the joint, comparative, or concurrent negligence or fault of Landlord or its agents, and even though any such claim, cause of action, or suit is based upon or alleged to be based upon the strict liability of Landlord or its agents. Subject to Section 11b., Landlord shall defend, indemnify and hold harmless Tenant and its officers and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including reasonable attorneys' fees) for any Loss from Landlord's failure to perform its obligations under this Lease (other than a Loss arising from the sole or gross negligence of Tenant or its agents), even though caused or alleged to be caused by the joint, comparative, or concurrent negligence or fault of Tenant or its agents, and even though any such claim, cause of action, or suit is based upon or alleged to be based upon the strict liability of Tenant or its agents. This indemnity provision shall survive termination or expiration of this Lease.

12.  SUBORDINATION; ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE:

         a. SUBORDINATION AND ATTORNMENT. This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument (a "Mortgage"), that now or hereafter covers all or any part of the Premises (the mortgagee under any Mortgage is referred to herein as "Landlord's Mortgagee"), provided that Landlord's Mortgagee agrees not to disturb Tenant's rights under this lease while Tenant is not of default of its obligations hereunder. Subject to the foregoing; Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request provided that in such agreement the succeeding party agrees not to disturb Tenant's right to possession of the Premises so long as Tenant is not in default hereunder. In the event of such request and upon Tenant's attornment as aforesaid, Tenant will automatically become the tenant of the successor to Landlord's interest without change in the terms of provisions of this Lease; provided, however, that such successor to Landlord's interest shall not be bound by (a) any payment of Rent for more than one month in advance (except prepayments for security deposits, if any), (b) any amendments or modifications of this Lease made without the prior written consent of Landlord's Mortgagee if Tenant was advised on the interest of same, or (c) any credits, offsets, defenses or claims which Tenant may have against Landlord.

         c. NOTICE TO LANDLORD'S MORTGAGEE. Tenant shall not seek to enforce any remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

         d. CERTIFICATES REQUESTED BY LANDLORD'S MORTGAGEE. From time to time, Tenant shall furnish to any Landlord's Mortgagee within 10 days after a request therefor, such reasonable estoppel certificates, non-disturbance and attornment agreements, or other certificates as Landlord's Mortgagee may reasonably request.

13.      RULES AND REGULATIONS:

         Tenant shall comply with the rules and regulations of the Building which are attached hereto as Exhibit B. Landlord may, from time to time, change such rules and regulations for the safety, care or cleanliness of the Building and related facilities, provided that such changes are generally applicable to all tenants of the Building and will not unreasonably interfere with Tenant's use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by its employees, agents, and invitees. Landlord shall not be responsible to Tenant for the failure or refusal by any tenant or other person in the Building to comply with the rules and regulations established by Landlord.

14.      CONDEMNATION:

         If all of the Premises are taken by exercise of the power of eminent domain (or conveyed by Landlord in lieu of such exercise) this Lease will terminate on a date (the "termination date") which is the earlier of the date upon which the condemning authority takes possession of the premises or the date on which title to the premises is vested in the condemning authority. If more than 25% of the rentable area of the Premises is so taken, Tenant will have the right to cancel this Lease by written notice to Landlord given within 20 days after the termination date. If less than 25% of the rentable area of the premises is so taken, or if the Tenant does not cancel this Lease according to the preceding sentence, the monthly rent will be abated in the proportion of the rentable area of the premises so taken to the rentable area of the premises immediately and before such taking and Tenant's share will be appropriately recalculated. If 25% or more of the Building or the Land is so taken, Landlord may cancel this lease by written notice to Tenant given within 30 days after the termination date. In the event of any such taking, the entire award will be paid to Landlord and Tenant will have no right or claim to any part of such award; however, Tenant will have the right to assert a claim against the condemning authority in a separate action, so long as Landlord's award is not otherwise reduced, for Tenant's moving expenses and leasehold improvements owned by Tenant. Landlord shall provide notice to Tenant promptly upon receipt of notice of proposed condemnation from any condemning authority.

15.      FIRE OR OTHER CASUALTY:

         a. REPAIR ESTIMATE. If the Premises or the Building are damaged by fire or other casualty (a "Casualty"), Landlord shall, within sixty (60) days after such Casualty, deliver to Tenant a good faith estimate (the "Damage Notice") of the time needed to repair the damage caused by such Casualty.

         b. LANDLORD'S AND TENANT'S RIGHTS. If, prior to the final year of the original term or the final year of any renewal term which is then in effect, a material portion of the Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 120 days after the date of the commencement of repairs, the Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after Damage Notice has been delivered to Tenant. If Tenant does not terminate this Lease, then (subject to Landlord's rights under Section 15c.) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Basic Rental and Excess Operating Expense for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of Casualty until the completion of the repairs, unless Tenant caused such damage, in which case, Tenant shall continue to pay rent without abatement.

         c. LANDLORD'S RIGHTS. If a Casualty damages a material portion of the Building during the final year of the original term, or during the final year of the renewal term under this Lease, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, of if Landlord is required to pay any insurance proceeds arising out of the Casualty to Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant, and Basic Rental and Excess Operating Expense hereunder shall be abated as of the date of the Casualty. If the Casualty occurs within the last 120 days of the lease term (or of any renewal term), Tenant may terminate this Lease upon written notice to Landlord.

         d. REPAIR OBLIGATION. If neither party elects to terminate this Lease, in an instance where such party is permitted to so elect, following a Casualty, then Landlord shall, within a reasonable time after such Casualty, commence to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any part of the furniture, equipment or fixtures which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises shall be limited to the extent or the insurance proceeds actually received by Landlord for the Casualty in question.

16.      TAXES:

         Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant, or above building standard tenant improvements, in the Premises and all taxes relating to the operation of Tenant's business in the Premises including, without limitation, all withholding taxes and sales and use taxes. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures, and above building standard improvements, and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, that part of such taxes for which Tenant is primarily liable hereunder.

17.      EVENTS OF DEFAULT:

         Each of the following occurrences shall constitute an "Event of Default":

         a. Tenant's failure to pay Rent from Tenant to Landlord under the Lease when due; provided that Landlord shall not exercise any remedies with respect to such Event of Default unless the same remains uncured for a period of five (5) days after Landlord has delivered written notice thereof; provided further, however, that Landlord may exercise any such remedies without any obligation of Landlord to give any notice if Landlord has given Tenant written notice under this Section 17a. on more than two (2) occasions during the 12-month interval preceding such failure by Tenant;

         b. Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease; provided that Landlord shall not exercise any remedies with respect to such Event of Default unless the same remains uncured for a period of 30 days after Landlord delivers to Tenant written notice thereof;

         c. The filing of a petition by or against Tenant (the term "Tenant" shall include, for the purpose of this Section 17c., any guarantor of the Tenant's obligations hereunder) (i) in any bankruptcy or other insolvency proceeding; (ii) seeking any relief under any state or federal debtor relief law; (iii) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in the Lease; or
(iv) for the reorganization or modification of Tenant's capital structure; provided, however, if such petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have proceedings initiated by such petition dismissed within 60 days after the filing thereof; and provided further, however, that an event described in this Section 17c. shall not constitute an Event of Default if applicable law provides that such event cannot be the basis of a default hereunder;

         d. Tenant shall vacate or abandon any portion of the Premises unless Tenant continues to pay its rent and perform its other obligations under this Lease in a timely manner.

         e. The admission by Tenant that it cannot meet its obligations as they become due or the making by Tenant of an assignment for the benefit of its creditor; or

         f. Any representation or warranty made by Tenant, or made by any guarantor of Tenant's obligations hereunder, was materially false or inaccurate when made.

18.      REMEDIES:

         Upon any Event of Default, Landlord may in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

         a. Terminate this Lease by giving Tenant written notice thereof, in which event, Tenant shall pay to Landlord the sum of (i) all Rent accrued hereunder through the date of termination, (ii) all amounts due under Section 19a., and (iii) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a par annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by the Wall Street Journal in its listing of "Prime Rate" as published on the date this Lease is terminated by the Wall Street Journal in its listing of "Money Rates", minus (b) the then present fair rental value of the Premises for such period, similarly discounted; or

         b. Terminate Tenant's right to possession of the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (i) all Rent and other amounts accrued hereunder to the date of termination of possession, (ii) all amounts due from time to time under Section 19a., and (iii) all Rent and other sums required hereunder to be paid by Tenant during the remainder of Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period; provided, however, that Landlord shall have no obligation to relet the Premises and Landlord shall have no obligation to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Notwithstanding the foregoing, Landlord shall have the obligation to make good faith efforts to mitigate damages. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section 18b. If Landlord elects to proceed under this Section 18b, it may at any time elect to terminate this Lease under Section 18a.

         c. Additionally, unless otherwise required by applicable law, Landlord may withhold notice, enter upon the Premises and alter locks or other security devices at the Premises to deprive Tenant, its officers, employees, agents, invitees, licensees and all other occupants, of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

19.      PAYMENT BY TENANT; NON-WAIVER:

         a. PAYMENT BY TENANT. Upon any Event of Default, Tenant shall pay to Landlord all reasonable and necessary costs incurred by Landlord (including court costs at all trial and appellate levels and reasonable attorneys' fees and expenses, regardless of whether suit is filed) in (i) obtaining possession of the Premises, (ii) removing and storing Tenant's or any other occupant's property, (iii) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (iv) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (v) performing Tenant's obligations which Tenant failed to perform, and (vi) enforcing, or obtaining advice of its rights, remedies, and recourse arising out of the Event of Default.

         b. NO WAIVER. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by either party of any violation or breach of any of the terms contained herein shall waive either party's rights regarding any future violation of such term or violation of any other term.

20.      LANDLORD'S LIEN:

         In addition to the statutory landlord's lien, Tenant grants to Landlord, to secure performance of Tenant's obligations hereunder, a security interest in all equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Premises from time to time, and all proceeds therefrom (the "Collateral") which security interest may be enforced by Landlord in any manner provided by law, including, without limitation, under and in accordance with the Uniform Commercial Code in effect in the state in which the Building is located (the "UCC"). The Collateral shall not be removed from the Premises without the consent of Landlord until all obligations of Tenant have been fully performed. Tenant grants to Landlord a power of attorney to execute and file any financing statement necessary to perfect Landlord's security interest under this Section 20, which power is coupled with an interest and shall be irrevocable during the Term. Landlord may also file a copy of this Lease as a financing statement to perfect its security interest in the Collateral. Without excluding any other manner of giving Tenant any required notice, any requirement of reasonable notice to Tenant of Landlord's intention to dispose of any Collateral pursuant to the enforcement of such security interest shall be satisfied if such notice is given at least ten (10) days before the time of any such disposition. Contemporaneously with the execution of this Lease (and if requested hereafter by Landlord), Tenant shall execute and deliver to Landlords such UCC Financing Statement in sufficient form so that when properly filed, the security interest hereby given shall thereupon be perfected. If requested hereafter by Landlord, Tenant shall also execute and deliver to Landlord UCC Financing Statement Change instruments in sufficient form to reflect any proper amendment of, modification in or extension of the aforesaid contract lien and security interest hereby granted. Landlord shall, in addition to all of its rights hereunder, also have all the rights and remedies of a secured party under the UCC.

21.      SURRENDER OF PREMISES:

         No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same is made in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located thereon in good repair and condition, reasonable wear and tear (and condemnation and fire or other casualty damage not caused by Tenant, as to which Sections 14 and 15 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all trade fixtures and all unattached furniture and personal property placed in the Premises by Tenant (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord), and shall remove such alterations, additions, improvements, trade fixtures, equipment, and furniture as Landlord has designated in advance pursuant to Section 8(a) hereof. Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 21 shall survive the end of the Term.

22.      HOLDOVER:

         If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Basic Rental equal to the greater of
(a) 150% of the daily Basic Rental payable during the last month of the Term, or
(b) the prevailing rental rate in the Building for similar space. In the event of any unauthorized holding over, Tenant shall be liable to Landlord against all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant.

23.      CERTAIN RIGHTS RESERVED BY LANDLORD:

         Landlord shall have the following rights:

         a. To decorate and to make inspections, repairs, alterations, additions, changes, or improvements whether structural or otherwise, in and about the Building, or any part thereof; for such purposes, to enter upon the Premises upon reasonable notice to Tenant and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the building; to interrupt or temporarily suspend Building services and facilities; and to change the arrangement and location of entrances and passageways, doors, and doorways, corridors, elevators, stairs, rest rooms, or other public parts of the building.

         b. To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants, including without limitation searching all persons entering or leaving the Building; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Saturdays, Sundays, and holidays, subject however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example, but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building;

         c.       To change the name by which the Building is designated;

         d. To enter the Premises at all reasonable hours to inspect same to assure Tenant's compliance with its obligations hereunder to show the Premises to prospective purchasers, lenders, or tenants and to perform all services, maintenance and repairs required to be performed by Landlord hereunder; and

         e. Landlord shall use good faith efforts in connection with all of the foregoing to minimize interference with Tenant's business at its premises.

         24.      MISCELLANEOUS:

         a. LANDLORD TRANSFER. Landlord may transfer the Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder accruing after the date of such transfer, provided that the assignee assumes Landlord's obligations hereunder accruing after the date of such transfer in writing except that such assignee shall not be bound by, or assume any liability with respect to (a) any payment of Rent for more than one month in advance (except pre-payments for security deposits, if any), (b) any amendments or modifications of this Lease made without prior written consent of Landlord's mortgagee if Tenant was advised on the interest of same, or (c) any credits, offsets, defenses, or claims which Tenant may have against Landlord.

         b. LANDLORD'S DEFAULT AND LIABILITY. If Landlord fails to perform any of its obligations under this Lease, Landlord shall not be in default hereunder and Tenant shall not have any rights or remedies growing out of such failure unless Tenant gives Landlord written notice setting forth in reasonable detail the nature and extent of such failure and such failure by Landlord is not cured within a ten (10) day period following delivery of such notice or such longer period therefore provided elsewhere in this Lease. If such failure cannot reasonable be cured within such ten (10) day period, the length of such period shall be extended for the period reasonably required therefore if Landlord commences curing such failure within such thirty (30) ten (10) day period and continues to take action to cure such failure with reasonable diligence and continuity. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building and the Land.

         c. FORCE MAJEURE. Other than Tenant's monetary obligations under the Lease, whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party. Any elimination or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

         d. CRIMINAL ACTS OF THIRD PARTIES. Any security guards or security services provided by Landlord for the Building, Appurtenant Facilities or Land are provided for the protection of Landlord's property. Tenant shall be responsible for the protection of Tenant and Tenant's employees, agents, contractors, invitees and licensees and their property against criminal acts of third parties. Landlord shall not be liable to Tenant or any other party for criminal acts of third parties. Tenant shall contact the local police and rely on the local police for protection against criminal acts.

         e. RELOCATION. Landlord shall have the option to relocate Tenant to alternate space in the Building which alternate space shall be of comparable size and value. If Landlord desires to relocate Tenant, Landlord shall give Tenant not less than sixty (60) days prior written notice, which notice shall include the date on which Tenant shall be required to relocate or move and the space to which Tenant will be relocated. The reasonable cost and expense of improving the alternate space with improvements substantially similar to those located in the Premises and the reasonable cost of moving Tenant and Tenant's property and equipment to the alternate space shall be paid by Landlord. If Landlord relocates Tenant to alternate space, such alternate space shall for all purposes be deemed to be the Premises hereunder.

         f. BROKERAGE. Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Lease. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorney's fees and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

         g. ESTOPPEL CERTIFICATES. From time to time, Tenant shall furnish to any party designated by Landlord, within 10 days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may request.

         h. NOTICES. All notices and other communications given pursuant to this Lease shall be in writing and shall be (i) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (ii) hand delivered to the intended address, (iii) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter, or (iv) expedited delivery service with proof of delivery. Notices sent by certified mail, postage prepaid, shall be effective 3 business days after being deposited in the United States Mail (or Canada Mail, as appropriate); all other notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

         i. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

         j. AMENDMENTS AND BINDING EFFECT. This Lease (including all Exhibits hereto) constitutes the entire agreement between Landlord and Tenant and supersedes all prior discussions and agreements of the parties relating to the Premises and the Building. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. Whenever any approval or consent of the Landlord is required, such approval or consent shall not be binding on Landlord unless expressed in writing and executed by an authorized representative of Landlord. No provision of this Lease shall be deemed to have been waived by either party unless such waiver is in writing signed by such party, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of either party to insist upon the performance by such party in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successor in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and other than Landlord's Mortgagee and Tenant's guarantors, no third party shall be deemed a third party beneficiary hereof.

         k. QUIET ENJOYMENT. Provided Tenant has performed all of the material terms and conditions of this Lease to be performed by Tenant, Tenant shall peaceably and quietly hold and have use and enjoyment of the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, subject to the terms and conditions of the Lease.

         l. JOINT AND SEVERAL LIABILITY. If there is more than one Tenant, then the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantors except as otherwise provided in the Guaranty Agreements executed by such guarantors. Landlord need not first proceed against Tenant before proceeding against such guarantors nor shall any such guarantor be released from its guaranty for any reason whatsoever, except as otherwise provided in the Guaranty Agreement executed by such guarantor.

         m. CAPTIONS. The captions contained in this Lease are for convenience of reference only, and do not limit or enlarge the terms and conditions of this lease.

         n. NO MERGER. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

         o. NO OFFER. The submission of the Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

         p. NO RIGHTS TO USE OF BUILDING NAME. Tenant shall have no interest in, or rights to, the name of the Building. Landlord will have the right, exercisable upon written notice and without liability to any tenant, to change the name and street address of the Building. Tenant shall not engage in any advertising mentioning the Building without the prior written consent of Landlord. Landlord shall have the right to prohibit any advertising by Tenant mentioning the Building that, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

         q. TIME OF ESSENCE. Except as provided in Section 24c. hereof, time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

         r. AUTHORITY OF PARTIES. If Tenant is a corporation, limited partnership, partnership, trust or other entity, each person executing this Lease on behalf of said entity represents and warrants to Landlord that such is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with all laws and documents which determine and limit the operations of such entity and that this Lease is binding upon said entity in accordance with its terms.

         s. GOVERNING LAW. This Lease shall be governed by the laws of the state in which the Premises are located.

         t. EXHIBITS. All exhibits and attachments listed in the Basic Lease Information and attached hereto are incorporated herein by this reference.

         u. SIGNAGE. Subject to compliance with ordinances of the City of Farmers Branch, Texas, Tenant shall have the exclusive right to display its name on the exterior of the Building, in a style and manner as has been approved in advance by Landlord, an example of which is diagramed on Exhibit "I" attached hereto. Tenant's rights in this regard shall expire upon the assignment of this Lease by Tenant or the subletting by Tenant of more than fifty percent (50%) of the Agreed Rentable Area of the Premises.

25.      SPECIAL PROVISIONS:

         This Lease may be subject to approval by Landlord's mortgagee. In the event Landlord's mortgagee requires the approval of Landlord's mortgagee and Landlord's mortgagee refuses to approve this Lease and enter into a Subordination, Attornment, and Non-Disturbance Agreement with Tenant within 120 days of the execution date hereof, then this Lease will, at Tenant's option, be void.

26.      DISCLAIMER OF IMPLIED WARRANTY:

         LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE. TENANT'S OBLIGATIONS TO PAY RENT HEREUNDER ARE NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF, DEDUCTION, NOT WITHSTANDING ANY BREACH BY LANDLORD OR ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESSED OR IMPLIED. Tenant accepts the Premises AS IS, with all faults.

27.      REPRESENTATION AND WARRANTIES:

         a. OF LANDLORD. As of this date hereof, and as of the commencement date, Landlord warrants to Tenant the following:

                  i. the execution, delivery and performance of this Lease by Landlord and the consummation of the transactions contemplated by Landlord:

                           A.     are  within  Landlord's  powers,  are not in
contravention of law or of the terms of Landlord's Limited Partnership Agreement or any amendments thereto and have been duly and properly authorized by all appropriate partnership action;

                           B.     will  neither  conflict  with nor  result  in
any breach or contravention of, nor permit the acceleration of the maturity of, or the creation of any lien under, any indenture, mortgage, agreement, lease, contract, instrument or understanding to which Landlord is a party or by which Landlord or the Premises are bound;

                           C.     are and will  constitute  the valid and
legally binding obligation of Landlord, enforceable in accordance with the terms of this Lease, except as enforceability may be restricted, omitted, or delayed by applicable bankruptcy or other laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity.

                  ii. Landlord has not received notice of a violation of any applicable ordinance or other law, order, regulation, or requirement, and has not received notice of condemnation, lien, assessment or the like, relating to any part of the Land, the Building or the operation thereof and, to the best of Landlord's knowledge, there is not presently contemplated or proposed and condemnation operation thereof.

                  iii. Landlord has no knowledge that the Land or the Building is in violation of any federal, state or local statutes, regulations, laws or orders pertaining to environmental matters, including, without limitation, the comprehensive Environmental Response Compensation and Liability Act ("CERCLA"), the Environmental Cleanup Responsibility Act ("ECRA") and the Resource Conservation and Recovery Act ("RCRA"). To the best of Landlord's knowledge, no Hazardous Substances (which for purposes of this Section 27 c. shall mean and include polychlorinated biphenyls, asbestos and any substances, materials, constituents, waste or other elements which are included under or regulated by any federal, state or local law, rule or regulation pertaining to environmental regulations, contamination, clean-up or disclosures, including, without limitation, CERCLA, ECRA and RCRA) have been or through the Term will be, disposed of on or released or discharged from (including groundwater contamination) or in respect of the Land or the Building by Landlord. Landlord shall not knowingly allow any Hazardous Substances to be discharged, possessed, managed, processed or otherwise handled on the Land or the Building by Landlord, its employees, agents, or independent contractors, in a manner which is in violation of applicable law, and Landlord shall not knowingly violate and environmental laws affecting the Land of the Building. Landlord shall immediately notify Tenant should Landlord become aware of any lien, notice, litigation or threat of litigation relating to any alleged unauthorized release of any Hazardous Substance or the existence of any Hazardous Substances or other environmental contamination, liability or problem with respect to or arising out of or in connection with the Land or the Building.

         b. OF TENANT. As of this date hereof, and as of the commencement date, Tenant warrants to Landlord that the execution, delivery and performance of this Lease by Tenant and the consummation of the transactions contemplated by
Tenant:

                  i. are within Tenant's corporate powers, are not in contravention of law or of the terms of Tenant's Articles of Incorporation, Bylaws or any amendments thereto and have been duly and properly authorized by all appropriate corporate action, as evidenced by a Secretary's Certificate in the form attached as Exhibit "H";

                  ii. will neither conflict with nor result in any breach or contravention of, nor permit the acceleration of the maturity of, or the creation of any lien under, any indenture, mortgage, agreement, lease, contract, instrument or understanding to which Tenant is a party or by which Tenant or the Premises are bound;

                  iii. are and will constitute the valid and legally binding obligation of Tenant, enforceable in accordance with the terms of this Lease, except as enforceability may be restricted, omitted, or delayed by applicable bankruptcy or other laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity.

         EXECUTED effective as of the Lease Date set forth in the Basic Lease Information.

LANDLORD:                                   TENANT:


4901 LBJ Limited Partnership                IDX Information Systems Corporation

By:  /S/ JOHN A. KANE                       By:  /S/ JOHN A. KANE
   ---------------------------------           ---------------------------------
Printed Name:  John A. Kane                 Printed Name:  John A. Kane
             -----------------------                     -----------------------
Title: Treasurer & V.P.                     Title: Sr. V.P. & Treasurer
      ------------------------------              ------------------------------
Date:  November 11, 2002                    Date:   November 11, 2002
     -------------------------------              ------------------------------

                                   EXHIBIT "A"
                              OUTLINE OF PREMISES &
                          LEGAL DESCRIPTION OF THE LAND






                               [FOUR PAGES FOLLOW]

                                   EXHIBIT "B"
                         BUILDING RULES AND REGULATIONS

        1. Tenant shall not obstruct the sidewalks, entrances, passages, corridors, vestibules, halls, elevators or stairways in or about the Building.

        2. Tenant shall not place objects against glass partitions, doors or windows that would be unsightly from the Building corridor or from the exterior of the Building. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or fixed by Tenant on any window or part of the outside or inside of the Buildings without prior consent of Landlord.

        3. Tenant shall not place a load upon any floor of the Building exceeding the lesser of the floor load that such floor was designed to carry or that allowed by law.

        4. Tenant shall not waste electricity or water in the Building and shall cooperate fully with Landlord to assure the most effective operation of the Building HVAC system. All regulating and adjusting of HVAC equipment shall be done by the Landlord's agents or employees.

        5. Tenant shall affix no additional or different locks or bolts on exterior doors. Tenant shall return all keys to Landlord upon termination of Tenant's lease. Tenant shall not allow peddlers, solicitors or beggars in the Building and shall report such persons to the Landlord's agent.

        6. Tenant shall not use the Premises so as to cause any increase above normal insurance premiums on the Building.

        7. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises. No space in the Building shall be used for manufacturing or for the sale of merchandise of any kind at auction or for storage thereof preliminary to such sale.

        8. Tenant shall not engage or pay any employees of the Building without approval from the Landlord. Tenant shall not employ any persons other than the janitor or employees of Landlord for the purpose of cleaning Premises without the prior written consent of Landlord.

        9. All removals from the Building or the carrying in or out of the Building or the Premises of any freight, furniture or bulky matter of any description must take place at such time and in such manner as Landlord may determine from time to time. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of the rules and regulations or provisions of Tenant's lease.

        10. Normal Building Operating Hours are 8:00 a.m. to 6:00 p.m. Mondays through Fridays and 8:00 a.m. to 1:00 p.m. on Saturdays excluding New Years Day, Martin Luther King's Birthday, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day (and the applicable weekday when any such day occurs on a weekend day) and all other federal, state, county or municipal holidays and all Sundays, except that Landlord reserves the option (at its sole election) to expand or alter Normal Building Operating Hours. Any day (other than a Saturday) on which Normal Building Operating Hours shall occur shall be a "Business Day". At all times, Landlord reserves the right to exclude from the Building all persons connected with or calling upon Tenant who do not present a pass to the Building signed by Tenant. Landlord will furnish passes to persons designated by Tenant and Tenant shall be responsible to Landlord for all acts of such persons.

        11. Tenant shall cooperate with Landlord in minimizing loss and risk thereof from fire and associated perils.

        12. Tenant shall, at Tenant's expense, provide artificial light and electric current for the Landlord and/or its contractors, agents and employees during the making of repairs, alterations, additions or improvements in or to the demised premises.

        13. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed and constructed and no sweepings, rubbish, rags, acid or like substance shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant.

        14. Tenant may request HVAC service outside of Normal Building Operating Hours by submitting a request in writing to the Building Manager's office by noon of the preceding workday.

        15. Landlord reserves the right to establish, modify and enforce parking rules and regulations.

        16. All refuse from the Premises shall be disposed of in accordance with the requirements established therefore by Landlord and no dumpster shall be overloaded by Tenant.

        17. Landlord reserves the right at any time to rescind, alter or waive any rule or regulation at any time prescribed for the Building and to impose additional rules and regulations when in its judgment Landlord deems it necessary, desirable or proper for its best interest and for the best interest of tenants and other occupants and invitees thereof. No alteration or waiver of any rule or regulation in favor of one Tenant shall operate as an alteration or waiver in favor of any other Tenant. Landlord shall not be responsible to any Tenant for the non-observance or violation by any other Tenant however resulting of any rules or regulations at any time prescribed for the Building.

                                   EXHIBIT "C"
                               TENANT FINISH-WORK

A.       General
         -------

         1. All alterations, installations or improvements ("Alterations") to be made by Tenant in, to or about the Premises shall be made in accordance with the requirements of this Exhibit and by contractors or mechanics approved by Landlord.

         2. Tenant shall, prior to the commencement of any Alterations, submit for Landlord's written approval, complete plans of the Premises, or of the floor on which the Alterations are to occur, including mechanical, electrical, plumbing and architectural drawings. Drawings are to be complete with full details and specifications for all of the Alterations and shall be stamped by an architect licensed in the state or district in which the Property is located certifying compliance with building codes.

         3. The proposed Alterations must comply with the building code in effect for the City of Farmers Branch, Texas and the requirements, rules and regulations and any governmental agencies having jurisdiction.

         4. No work shall be permitted to commence without the Landlord being furnished with a valid permit from the building department and/or other agencies having jurisdiction in the City of Farmers Branch, Texas.

         5. All demolition, removals or other categories of work that may inconvenience other tenants or disturb Building operations, must be scheduled and performed before or after Building hours and Tenant shall provide the Building manager with at least 24 hours' notice prior to proceeding with such work.

         6. All inquiries, submissions, approvals and all other matters shall be processed through the Building manager.

         7. Tenant shall be responsible for payment of all costs of the architect/engineer, contractor, construction manager and all costs of construction, including, but not limited to, materials, supplies, labor and related labor costs, insurance, legal fees, permits, and other construction related items.

B.       Prior to Commencement of Work
         -----------------------------

         1. Tenant shall submit to the Building manager a request to perform the Alterations. The request shall include the following enclosures:

                  (i) A list of Tenant's contractors and/or subcontractors for Landlord's approval.

                  (ii) Four complete sets of plans and specifications properly stamped by a registered architect and professional engineer certifying compliance with applicable building codes.

                  (iii)  A properly executed building permit application form.

                  (iv) Four executed copies of the Insurance Requirements Agreement in the form set forth in Schedule I attached hereto from Tenant's contractor and if requested by Landlord, from the contractor's subcontractors.

                  (v) Contractor's and subcontractor's insurance certificates including an indemnity in accordance with the Insurance Requirements agreement.

         2.    Landlord will return the following to Tenant:

                  (i) Plans approved or returned with comments (Such approval or comments shall not constitute a waiver of Building Department approval or approval of other governmental agencies).

                  (ii) Two fully executed copies of the Insurance Requirements agreement.

         3. Tenant shall obtain a building permit from the building department and necessary permits from other governmental agencies. Tenant shall be responsible for keeping current all permits. Tenant shall submit copies of all approved plans and permits to Landlord and shall post the original building permit on the Premises prior to the commencement of any work. All Alterations shall be subject to reasonable supervision and inspection by Landlord's representative. Such supervision and inspection shall be at Tenant's sole expense and Tenant shall pay Landlord's reasonable charges for such supervision and inspection.

C.       Requirements and Procedures
         ---------------------------

         1. All structural and floor loading requirements shall be subject to the prior approval of Landlord's structural engineer.

         2. All mechanical (HVAC, plumbing and sprinkler) and electrical requirements shall be subject to the approval of Landlord's mechanical and electrical engineers. When necessary, Landlord will require engineering and shop drawings, which drawings must be approved by Landlord before work is started. Drawings are to be prepared by Tenant and all approvals shall be obtained by Tenant.

         3. Building access and elevator service for construction work shall be charged to Tenant at standard Building rates. Tenant shall make prior arrangements for elevator use with Building manager. No material or equipment shall be carried under or on top of elevators. If an operating engineer is required by any union regulations, Tenant shall pay for such engineer.

         4. If shutdown of risers and mains for electrical, HVAC, sprinkler and plumbing work is required, such work shall be supervised by Landlord's representative at Tenant's expense. No work will be performed in Building mechanical equipment rooms without Landlord's approval and under Landlord's supervision.

         5.    Tenant's contractor shall:

               (i) have a superintendent or foreman on the Premises at all times;

               (ii) police the job at all times, continually keeping the Premises orderly;

               (iii) maintain cleanliness and protection of all areas, including elevators and lobbies;

               (iv) protect the front and top of all peripheral HVAC units and thoroughly clean them at the completion of work;

               (v) block off supply and return grills, diffusers and ducts to keep dust from entering into the Building HVAC system; and

               (vi) take all reasonable steps to avoid the disturbance of other tenants.

         6. If Tenant's contractor is negligent in any of its responsibilities, Tenant shall be charged for corrective work.

         7. All equipment and installations must be equal to the Building standards. Any deviation from such standards will be permitted only if indicated or specified on the plans and specifications and approved by Landlord.

         8. A properly executed air balancing report signed by a professional engineer shall be submitted to Landlord upon the completion of all HVAC work.

         9. Upon completion of the Alterations, Tenant shall submit to Landlord a permanent certificate of occupancy and final approval by the other governmental agencies having jurisdiction.

         10. Tenant shall submit to Landlord a final "as-built" set of sepia drawings (and a set of the drawings on "AutoCAD 12") showing all items of Alterations in full detail.

         11. Additional and differing provisions in the Lease, if any, will be applicable and will take precedence.

D.       Tenant Allowance
         ----------------

         So long as an Event of Default has not occurred and is continuing, at any time after the first anniversary of the commencement of this Lease, Tenant may request reimbursement for actual improvements made to the Premises (whether structural or cosmetic) in an amount of up to $5 per square foot of the Agreed Rentable Area of the Premises. To obtain such reimbursement, Tenant shall furnish to Landlord:

         1. a notarized affidavit executed by Tenant's architect and contractor stating that all work and materials performed have been completed in accordance with approved plans and specifications;

         2. a notarized affidavit executed by Tenant stating that all work and materials performed and used in connection with the improvements to the Premises have been paid for by Tenant;

         3. true and correct original releases or waivers of lien from the general contractor, subcontractors and suppliers; and

         4. evidence of all costs of construction of the improvements to the Premises.

Upon receipt and approval of all documentation set forth above, Landlord shall reimburse Tenant within thirty (30) days after Landlord's approval of said documentation, in an amount equal to the lesser of (a) $5 per Agreed Rentable Area of the Premises, or (b) the actual cost of Tenant's work paid by Tenant.

                            SCHEDULE I TO EXHIBIT "C"
                       CONTRACTOR'S INSURANCE REQUIREMENTS


Building:         4901 LBJ Freeway, Farmers Branch, Texas

Tenant:           IDX Information Systems Corporation

Premises:         Suite 200, being all of the second, third and fourth floors

         The undersigned contractor or subcontractor ("Contractor") has been hired by the tenant or occupant (hereinafter called "Tenant") of the Building named above or by Tenant's contractor to perform certain work ("Work") for Tenant in the Premises identified above. Contractor and Tenant have requested the undersigned landlord ("Landlord") to grant Contractor access to the Building and its facilities in connection with the performance of the Work and Landlord agrees to grant such access to Contractor upon and subject to the following terms and conditions:

         1. Contractor agrees to indemnify and save harmless the Landlord, and if Landlord is a general or limited partnership each of the partners thereof, and if Landlord is a nominee trust the trustee(s) and all beneficiaries thereof, and all of their respective officers, employees and agents, from and against any claims, demands, suits, liabilities, losses and expenses, including reasonable attorneys' fees, arising out of or in connection with the Work (and/or imposed by law upon any or all of them) because of personal injuries, including death, at any time resulting therefrom and loss of or damage to property, including consequential damages, whether such injuries to person or property are claimed to be due to negligence of the Contractor, Tenant, Landlord or any other party entitled to be indemnified as aforesaid except to the extent specifically prohibited by law (and any such prohibition shall not void this agreement but shall be applied only to the minimum extent required by law).

         2. Contractor shall provide and maintain at its own expense, until completion of the Work, the following insurance:

         (a) Workmen's Compensation and Employers Liability Insurance covering each and every workman employed in, about or upon the Work, as provided for in each and every statute applicable to Workmen's Compensation and Employers' Liability Insurance.

         (b) Commercial General Liability Insurance including coverages for Protective and Contractual Liability (to specifically include coverage for the indemnification clause of this agreement) for not less than the following limits:

         Bodily Injury:             $5,000,000 per person
                                    $5,000,000 per occurrence

         Property Damage:           $5,000,000 per occurrence
                                    $5,000,000 aggregate

         (c) Commercial Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the Work) for not less than the following limits:

         Bodily Injury:             $5,000,000 per person
                                    $5,000,000 per occurrence

         Property Damage:           $5,000,000 per occurrence.

         Contractor shall furnish a certificate from its insurance carrier or carriers to the Building office before commencing the Work, showing that it has complied with the above requirements regarding insurance and providing that the insurer will give Landlord ten (10) days' prior written notice of the cancellation of any of the foregoing policies.

         3. Contractor shall require all of its subcontractors engaged in the Work to provide the following insurance:

         (a) Commercial General Liability Insurance including Protective and Contractual Liability coverages with limits of liability at least equal to the limits stated in paragraph 2(b).

         (b) Commercial Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the Work) with limits of liability at least equal to the limits stated in paragraph 2(c).

         Upon the request of Landlord, Contractor shall require all of its subcontractors engaged in the Work to execute an Insurance Requirements agreement in the same form as this Agreement.

         Agreed to and executed this         day of                   , 200   .
                                     --------      -------------------     ---

Contractor:                                Landlord:

                                           4901 LBJ Limited Partnership

By:                                        By:
   ---------------------------------          ----------------------------------
Printed Name:                              Printed Name:
             -----------------------                    ------------------------
Title:                                     Title:
      ------------------------------             -------------------------------

                                   EXHIBIT "D"
                                     PARKING

         At the time of execution of the Lease, there is currently a parking garage and parking area associated with the Building in which the Premises are located (collectively referred to as the "Parking Area") which serves the Building which includes the Premises.

         During the primary Term and any Renewal Term of this Lease Landlord agrees to provide free parking, to the extent spaces are available, to Tenant and its employees in the garage level and surface parking areas. The number of spaces provided shall be consistent with Tenant's Proportionate Share. As of the commencement of this Lease, there are 85 standard garage spaces and 55 standard surface spaces; Tenant shall be entitled to 66 standard garage spaces and 43 standard surface spaces, subject to increase or decrease if Tenant's Proportionate Share increases or decreases.

         Tenant will comply with all traffic, security, safety and other rules and regulations promulgated from time to time by Landlord. Vehicles which are unmoved or abandoned for more than three (3) days will be removed from the Parking Area and impounded at Tenant's expense. Tenant shall be responsible for any damage to the Parking Area caused by Tenant and Tenant's employees.

         Tenant shall at all times maintain with Landlord a list of permits held by Tenant, which list shall be in form, scope and substance reasonably satisfactory to Landlord, and shall identify the individual to whom a Permit has been issued, the vehicle used by such individual and the license place number of such vehicle.

         Tenant shall indemnify and hold harmless Landlord from and against all claims, losses, liabilities, damages, costs and expenses (including, not limited to, reasonably attorney's fees and court costs) arising or alleged to arise out of Tenant's use of such parking spaces. In the event any of the parking spaces reserved to Tenant are or become temporarily unavailable at any time or from time to time throughout the Term, whether due to casualty beyond Landlord's control, this Lease shall continue in full force and effect.

                                   EXHIBIT "E"
                                 RENEWAL OPTION

         Provided no uncured Event of Default exists, Tenant may renew this Lease (the "Renewal Option") for one (1) additional period of five (5) years (the "Renewal Term") on the same terms provided in the Lease (except as set forth below), by delivering written notice of the exercise thereof (which notice must be unconditional and shall be irrevocable) to Landlord not earlier than 270 days and not later than 180 days before the expiration of the initial Term. On or before the commencement date of the Renewal Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same general terms provided in this Lease, except that (a) this Lease shall not be further available for renewal and (b) the rental for the Renewal Term shall be ninety-five percent (95%) of the "Market Rental Rate". The Market Rental Rate is hereby defined to mean the then prevailing rents (including, without limitation, those similar to the Basic Annual Rent and Additional Rent) payable on lease transactions by tenants having a credit standing substantially similar to that of Tenant, in buildings of comparable quality, condition and age, for space of comparable quality, size, utility and location within the building as the Premises, located within a three mile radius of the intersection of LBJ Freeway and North Dallas Tollway in the City of Dallas and leased for a term approximately equal to the Renewal Term. The Market Rental Rate will take into consideration the tenant inducements, concessions, allowances and/or abatements offered in the transactions considered in determining the Market Rental Rate.

         Tenant's rights under this Exhibit shall terminate if (i) this Lease or Tenant's right to possession of the Premises is terminated in accordance with the Lease, or (ii) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof.

                                   EXHIBIT "F"
                              RIGHT OF first offer
                              and expansion option

         1. The term "Offer Expansion Space" as used herein shall mean the first floor of the Building. Prior to leasing to a third party any of the Offer Expansion Space, Landlord shall first deliver to Tenant a written statement ("Statement") specifying the amount and location of such space, the anticipated date of tender of possession, the rental rate (including any projected rate increases over the applicable term), and other applicable terms. Tenant shall have five (5) business days after receipt of the Statement within which to notify Landlord in writing that it elects to lease the applicable Offer Expansion Space (each such written notice is herein referred to as a "Notice"). If Tenant elects to lease the applicable Offer Expansion Space within such five
(5) business day period, then Tenant's election shall be irrevocable. If Tenant elects not to lease the applicable Offer Expansion Space, Landlord shall have the right to lease such space to any other party; provided, however, that (i) if such space if not leased within six months after the date of the Statement, or
(ii) if the economic benefit derived from any such lease with any prospective tenant is less than 90% of the economic benefit of the lease expansion proposed in the Statement, then Landlord shall again be required to comply with the terms of this Exhibit prior to leasing all or any portion of the Offer Expansion Space to other parties (or prior to Landlord itself occupying any portion of the Offer Expansion Space). Failure by Tenant to notify Landlord within such five (5) business day period shall be deemed an election by Tenant not to lease the applicable Offer Expansion Space. Subject to Paragraph 4 hereof, Tenant's Right of First Offer shall continue into the Renewal Term, if applicable.

         2. If Tenant elects to lease the applicable Offer Expansion Space, then such space shall be leased to Tenant upon the terms and conditions set forth in the Statement, subject to Section 3 below. Tenant shall, within 15 days after Landlord's written request, execute and return a lease amendment adding the Offer Expansion Space to the Premises for all purposes under the Lease (including any extensions or renewals) and confirming the rent and other applicable terms specified in the Statement. If Tenant fails to timely execute and return the required lease amendment, then Tenant's rights and Landlord's obligations under this Rider shall expire and be of no further force or effect.

         3. In exercising its right to lease the Offer Expansion Space, Tenant may elect to make the lease term for the Offer Expansion Space coterminous with the Term; in which event, however, the Basic Rent for the lease term for the Offer Expansion Space shall be adjusted as Landlord deems necessary to ensure that the economic benefit to be received by Landlord under such coterminous lease term shall be no less than the economic benefit that Landlord would have received under a lease made in accordance with the terms specified in the Notice. Tenant acknowledges and agrees that the application of the preceding sentence may result in an adjustment that significantly increases Basic Rent payable for the Offer Expansion Space over the coterminous lease term.

         4. Notwithstanding any other provision or inference herein to the contrary, Tenant's rights and Landlord's obligations under this Rider shall expire and be of no further force or effect on the earliest of (i) the expiration or earlier termination of the term (whether the initial term or the Renewal Term) of the Lease, (ii) an assignment of this Lease by Tenant (other than to an affiliate of Tenant), (iii) the subletting by Tenant of more than 50% of the Agreed Rentable Area of the Premises (other than to an affiliate of Tenant), or (iv) a default by Tenant under the Lease.

         5. In addition to the foregoing, Landlord grants to Tenant an option (the "Expansion Option") to lease the Offer Expansion Space (e.g., the entire first floor of the Building) simultaneously with its exercise of its renewal option set forth in Exhibit "E" hereof; provided, however, that Landlord shall not be obligated to include in the Offer Expansion Space made available to Tenant at the commencement of the Renewal Term any such space which is vacant as of December 31, 2004. Tenant shall exercise its Expansion Option simultaneously with its execution of the Renewal Option. If the Tenant does not exercise the Expansion Option, Tenant shall have no further option on the Offer Expansion Space; provided, however, that its Right of First Offer shall continue.

                                   EXHIBIT "G"
                            Janitorial Specifications
                        4901 LBJ Freeway Office building

AREAS TO BE SERVICED:

I.  General Cleaning - Nightly
    --------------------------

         A. Sweep or vacuum all hard surface flooring using approved dust-down preparations. Damp mop all hard surface flooring, and buff as needed.

         B.  Vacuum all accessible carpeted areas.

         C. Empty, clean and dust all wastebaskets, ashtrays, receptacles, etc. wash if necessary.

         D.  Remove wastepaper and waste materials to a designated area.

         E. Dust and wipe clean all furniture, fixtures, telephones, and windowsills.

         F.  Damp wipe all glass furniture tops.

         G.  Dust al1- chair rails, trim, etc.

         H.  Dust all baseboards;- remove stains if possible.

         I.  Wash and clean all water fountains and coolers.

         J.  Keep entrance doors to offices locked while cleaning.

         K. Wipe out microwaves and wipe down countertops in break room areas.

         L.  Clean all elevators; wipe down chrome and spot clean carpet.

II. Restrooms (Each Business Day)
    -----------------------------

         A.  Wash all countertops.

         B.  Sweep and mop floors.

         C.  Wash both sides of all toilet seats.

         B. Wipe clean all toilet tissue, soap, towel and sanitary napkin dispensers and disposal units.

         D.  Wash and disinfect all basins, bowls and urinals.

         E.  Empty and clean towel and sanitary napkin disposal receptacles.

         F.  Remove wastepaper and refuse to a designated area.

         G. Fill toilet tissue holders, soap dispensers, towel dispensers and sanitary napkin dispensers.

III.  Periodic Scheduled Cleaning (monthly)
      -------------------------------------

         A. Dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning.

         B. Dust all vertical surfaces such as walls, partitions, ventilating louvers, fresh-air grills and others not reached in nightly cleaning in office and public areas.

         C. Stairway, office, and utility doors and frames on all floors to be checked for general cleanliness; remove finger marks and dust.

         D.  Dust all window frames as needed.

         E.  Spot carpet cleaning will be done daily, as needed.

         F.  Dust all building standard blinds.

                                   EXHIBIT "H"
                             SECRETARY'S CERTIFICATE

         I,___________________, the duly elected and acting Secretary of, IDX Information Systems Corporation, a corporation (the "Corporation"), hereby certify that:

        (A) at a meeting of the board of directors of the Corporation held on_____________________in accordance with law and the Bylaws of the Corporation the following resolutions were duly adopted:

         VOTED:

         a. To approve a lease of approximately 32,432 square feet of space for a term of five (5) years from 4901 LBJ Limited Partnership in the building commonly known as 4901 LBJ Freeway, Farmers Branch, Texas, which lease grants the Tenant an option to extend the term for one (1) term of five (5) years, substantially in the form of the draft presented at this meeting, a copy of which shall be placed on file in the office of the Secretary and be incorporated by reference in this vote;

         b. To authorize and , or any one of them (each hereinafter referred to as a "Signatory"), to execute and deliver in the name and on behalf of the Corporation the above-described lease and to execute and deliver all other documents, agreements and instruments, including, without limitation, notices of lease, and to take all other actions with respect to the foregoing which any Signatory, in such Signatory's discretion, shall determine to be necessary or appropriate to effect or secure the transactions contemplated herein, the execution and delivery of any of the foregoing or the taking of any such action to be conclusive evidence of such Signatory's determination and of the Signatory's authority so to do granted by this vote;

        (B) as of this date the following individuals are duly elected and qualified officers of the Corporation holding at this date, the offices specified next to their names and the signature next to each such name is such individual's true signature.

NAME                          OFFICE                     SIGNATURE
----                          ------                     ---------

_________________________     _______________________    _______________________


_________________________     _______________________    _______________________


_________________________     _______________________    _______________________


        (C)    The form of lease is attached to this Certificate.



                                                --------------------------------
                                                Secretary

                                   EXHIBIT "I"
                     EXAMPLE OF ACCEPTABLE EXTERIOR SIGNAGE



                                     [LOGO]